UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 8, 2015

 Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, SD  57108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note
On September 8, 2015, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8‑K (the “Original Form 8‑K”) disclosing, among other things, that it, and its wholly-owned subsidiary, MetaBank, had completed the previously announced acquisition of substantially all of the assets, and the assumption of specified liabilities of Fort Knox Financial Services Corporation (and its wholly-owned subsidiary, Tax Product Services LLC (together “Fort Knox”). This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide the required historical and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements and notes to the consolidated financial statements of Fort Knox for the years ended December 31, 2014 and 2013 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated balance sheets of Fort Knox as of June 30, 2015 and the audited consolidated balance sheet as of December 31, 2014, and the unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2015 and June 30, 2014, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements, after giving effect to the acquisition of Fort Knox and the adjustments described in such pro forma financial statements, are filed as Exhibit 99.3 hereto and incorporated herein by reference.  The unaudited pro forma financial statements consist of the following:

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2015; and
•	Unaudited pro forma condensed combined statements of operations for the Registrant’s fiscal year ended September 30, 2014 and Fort Knox’s fiscal year ended December 31, 2014, and for the nine months ended June 30, 2015.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Dean Dorton Allen Ford, PLLC
99.1	Audited consolidated financial statements of Fort Knox for the years ended December 31, 2014 and 2013.
99.2
Unaudited consolidated balance sheets of Fort Knox as of June 30, 2015 and the audited consolidated balance sheet as of December 31, 2014, and the unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2015 and June 30, 2014.

99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2015 and unaudited pro forma condensed combined statements of operations for the Registrant’s fiscal year ended September 30, 2014 and Fort Knox’s fiscal year ended December 31, 2014, and for the nine months ended June 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer

Dated:  November 20, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Dean Dorton Allen Ford, PLLC

99.1	Audited consolidated financial statements of Fort Knox for the years ended December 31, 2014 and 2013.

99.2
Unaudited consolidated balance sheets of Fort Knox as of June 30, 2015 and the audited consolidated balance sheet as of December 31, 2014 and the unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2015 and June 30, 2014.

99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2015 and unaudited pro forma condensed combined statements of operations for the Registrant’s fiscal year ended September 30, 2014 and Fort Knox’s fiscal year ended December 31, 2014, and for the nine months ended June 30, 2015.